UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No. )

Filed by the registrant		☒
Filed by a party other than the registrant		☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive proxy statement
☒	Definitive additional materials
☐	Soliciting material pursuant to § 240.14a-11(c) of § 240.14a-12

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i) (1) and 0-11.

301 Riverside Avenue, Second Floor
Westport, Connecticut 06880
NOTICE OF POSTPONEMENT OF 2025 ANNUAL MEETING OF STOCKHOLDERS

Please be advised that on May 7, 2025 the Board of Directors elected to postpone the annual meeting of stockholders previously scheduled for May 29, 2025 until a later date.

When the Board reschedules the annual meeting of stockholders, the record date for the postponed meeting will be changed and amended proxy materials will be filed with the Securities and Exchange Commission and distributed to the Company’s stockholders as of the new record date in advance of the rescheduled meeting and otherwise in accordance with all applicable laws and regulations.